SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2010

FIRST RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-148719	26-0641585
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3065 Beyer Blvd. B103-1 San Diego, CA 92154 (Address of principal executive offices) (858) 461-3544 (Registrant’s Telephone Number)

Medzed, Inc.

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.330.1888

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        .    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        .    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Resources Corp.

(f/k/a Medzed, Inc.).

Form 8-K

Current Report

ITEM 5.06   CHANGE IN SHELL COMPANY STATUS

On September 21, the Company filed a Registration Statement on Form S-1 setting forth the new direction of the Company’s business, including announcing the acquisition of mining claims in the Oatman District of Mohave County Arizona.  Accordingly, the Company believes the acquisition of the mining claims and its new business direction remove the Company from “shell” status as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. For further information regarding the acquisition of our mining claims and change in shell company status, please see our Form S-1 Registration Statement filed with the SEC. The information provided in the Company’s Registration Statement is incorporated into herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

September 21, 2010

First Resources Corp.

By:  /s/ Gloria Ramirez-Martinez

Name: Gloria Ramirez-Martinez

Title:   CEO